FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") is made as of this 9th day of January, 1998 among TEARDROP GOLF COMPANY ("TearDrop"), TOMMY ARMOUR GOLF COMPANY (formerly known as TEARDROP ACQUISITION CORP.) ("TAC"), TEARDROP RAM GOLF COMPANY ("Ram"; TearDrop, TAC and Ram shall be referred to individually herein as a "Borrower" and collectively as "Borrowers") and CORESTATES BANK, N.A. ("Lender"). All terms capitalized but not defined herein shall have the meanings given to such terms in the Agreement (as such term is hereinafter defined).

                                   BACKGROUND

     A. The Borrowers (excluding Ram) and Lender entered into a certain Loan and Security Agreement dated as of November 10, 1997 (as amended herein and from time to time hereafter, the "Agreement") pursuant to which Lender made available to the Borrowers the revolving credit facility described therein. Pursuant to a Consent and Joinder Agreement dated December 29, 1997 (the "Consent Agreement"), Ram became a Borrower under and in accordance with the Agreement.

     B. The Borrowers have requested that Lender increase the maximum amount available under the Revolving Credit from Eighteen Million Dollars ($18,000,000.00) to Twenty-Five Million Dollars ($25,000,000.00). Subject to the terms and conditions set forth herein, Lender is willing to increase the maximum amount available under the Revolving Credit.

     NOW, THEREFORE, the parties agree as follows, intending to be legally bound.

     1. The Agreement is hereby amended as follows:

              (a) The following definition in Section 1.1 of the Agreement is hereby amended to read as follows:

               "Credit Limit" at any time means the lesser of (A) the Borrowing Base, or (B) from the date of this Agreement through and including January 8, 1998, Eighteen Million Dollars ($18,000,000.00) and, from and after January 9, 1998, Twenty-Five Million Dollars ($25,000,000.00).

               (b) Section 2.1(d) of the Agreement is hereby amended in its entirety to read as follows:

               (d) The joint and several obligation of Borrowers to repay the Advances outstanding under the Revolving Credit shall be evidenced, from the date of this Agreement through and including January 8, 1998 by a promissory note, dated the date of this Agreement, payable to the order of Lender, in the principal amount of Eighteen Million Dollars ($18,000,000.00) and, from and after January 9, 1998, by a promissory note, dated January 9, 1998, payable to the order of Lender, in the principal amount of Twenty-Five Million Dollars ($25,000,000.00), and otherwise substantially in the form of Exhibit 2.1(D) attached hereto (the "Note").

     2. The obligations of Lender hereunder and the effectiveness of this Amendment are subject to the satisfaction of each of the following conditions precedent:

               (a) The Borrowers shall have delivered or caused to be delivered to Lender the following documents:

                    (1) this Amendment duly executed by the Borrowers;

                    (2) the amended and restated Revolving Credit Note reflecting the new amount of the Revolving Credit duly executed by the Borrowers;

                    (3) a copy, certified in writing as of a recent date by the Secretary or an Assistant Secretary of each Borrower, of (i) resolutions of the Board of Directors of such Borrower evidencing approval of this Amendment and the other documents to be executed by such Borrower pursuant to the terms hereof, and other matters contemplated hereby and thereby, and (ii) each document evidencing other necessary action and governmental approvals, if any, with respect to this Amendment and the other documents contemplated hereby;

                    (4) a certificate dated as of a recent date by the Secretary or an Assistant Secretary of each Borrower stating that the Articles and by-laws of have not been amended since November 10, 1997 (with respect to TAC and TearDrop) and December 29, 1997 (with respect to Ram);

                    (5) a written certificate by the Secretary or an Assistant Secretary of each Borrower as to the names and signatures of the officers of such Borrower authorized to sign this Amendment and the other documents or certificates of such Borrower to be executed and delivered pursuant thereto;

                    (6) evidence satisfactory to Lender and its counsel that the holders of TearDrop's Class A Convertible Preferred Stock have waived their right of Mandatory Redemption under
                    Section VI.(B) of the Certificate of Designation in connection

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


                    with TearDrop's borrowings in excess of $20,000,000 from Lender; and

                    (7) such other documentation as Lender may reasonably request, including without limitation, and documentation required to be delivered in connection with the Consent Agreement.

               (b) The representations and warranties set forth in Article V of the Agreement are true and correct in all material respects as of the date hereof;

               (c) No Default or Event of Default has occurred or is continuing; and

               (d) The Borrowers shall pay all costs and out-of-pocket expenses (including, without limitation reasonable attorneys' fees and costs) of Lender in connection with the Loan Agreement (including without limitation this Amendment), and the transactions contemplated thereby, which includes, among other things, the preparation, review and negotiation of this Amendment, and all costs and expenses incurred in connection with the above.

     3. Borrowers represent and warrant to Lender that:

               (a) The representations and warranties set forth in Article V of the Agreement are true and correct in all material respects as of the date hereof; and

               (b) No Default or Event of Default has occurred or is continuing.

     4. The indebtedness evidenced by the Agreement and the Note shall continue to be secured as set forth in the Agreement. The Borrowers acknowledge that the Loan Documents continue in full force and effect and that Borrowers have no charge, lien, claim or offset against Lender, or defenses to enforcement of the Loan Documents by Lender.

     5. This Amendment contains all of the modifications to the Agreement. No further modifications shall be deemed effective, unless in writing executed by the parties hereto.

     6. The executions, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Agreement, nor constitute a waiver of any Default or Event of Default or any provision of the Agreement, except as specifically set forth herein.

     7. This Amendment shall be construed and enforced in accordance with the laws of the State of New Jersey.

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

     8. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        TEARDROP GOLF COMPANY

                                        BY: /s/ RUDY A. SLUCKER
                                            -------------------------
                                            Name:  Rudy A. Slucker
                                            Title: President


                                        TOMMY ARMOUR GOLF COMPANY

                                        BY: /s/ RUDY A. SLUCKER
                                            --------------------------
                                            Name:  Rudy A. Slucker
                                            Title: President


                                        TEARDROP RAM GOLF COMPANY

                                        BY: /s/ RUDY A. SLUCKER
                                            --------------------------
                                            Name:  Rudy A. Slucker
                                            Title: President


                                        CORESTATES BANK, N.A.

                                        BY: /s/ JOHN D. ROONEY
                                            --------------------------
                                            Name:  John D. Rooney
                                            Title: Vice President

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